THE LAZARD FUNDS, INC.
Lazard Equity Portfolio

Supplement to Prospectus dated May 1, 2006

           The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved, subject to shareholder approval, a Plan of Reorganization (the "Plan") by the Fund on behalf of Lazard Equity Portfolio ("Equity Portfolio") and Lazard U.S. Strategic Equity Portfolio ("U.S. Strategic Equity Portfolio"). The Plan provides for the transfer of all of the assets of Equity Portfolio, subject to its liabilities, to U.S. Strategic Equity Portfolio in a tax free exchange for shares of U.S. Strategic Equity Portfolio and the distribution of such shares to the shareholders of Equity Portfolio (the "Exchange").

           U.S. Strategic Equity Portfolio has the same investment objective, investment adviser and distributor, and similar investment policies, as Equity Portfolio. A special meeting of shareholders of Equity Portfolio to consider the Plan is scheduled to be held on November 29, 2006 at 3:00 p.m. Shareholders of record as of October 13, 2006 will be entitled to receive notice of, and to vote at, the meeting. A Prospectus/Proxy Statement that includes information about the proposed Exchange, Equity Portfolio and U.S. Strategic Equity Portfolio will be mailed to Equity Portfolio shareholders prior to the meeting. If approved by shareholders, each Equity Portfolio shareholder would receive, for his or her Equity Portfolio shares, a number of Institutional or Open Shares, as applicable, of U.S. Strategic Equity Portfolio equal in value to the aggregate net asset value of the shareholder’s Equity Portfolio shares as of the date of the Exchange.

Dated: September 15, 2006